FIFTH AMENDMENT TO

MANAGEMENT AND SERVICES AGREEMENT

This FIFTH AMENDMENT TO MANAGEMENT AND SERVICES AGREEMENT (this “Fifth Amendment”), dated as of July 7, 2011, is entered into by and among MORRIS COMMUNICATIONS COMPANY, LLC, a Georgia limited liability company (“Morris Communications”), MSTAR SOLUTIONS, LLC, a Georgia limited liability company (“MSTAR Solutions”) and MORRIS PUBLISHING GROUP, LLC, a Georgia limited liability company (“Morris Publishing”), and amends that certain Management and Services Agreement dated as of August 7, 2003 (the “Agreement”), as amended by that certain First Amendment to Management and Services Agreement dated as of February 24, 2005 (the “First Amendment”), that certain Second Amendment to Management and Services Agreement dated as of May 16, 2008 (the “Second Amendment”), that certain Third Amendment to Management and Services Agreement dated as of October 1, 2008 (the “Third Amendment”) and that certain Fourth Amendment to Management and Services Agreement dated as of January 6, 2010 (the “Fourth Amendment”).  Capitalized terms used and not defined herein shall have the meaning attributed to such term in the Agreement.

W I T N E S S E T H:

WHEREAS, Morris Publishing desires to improve the cost and efficiency of certain of the services historically received under the Agreement; and

WHEREAS, Morris Communications and Morris Publishing have jointly entered into that certain Master Services Agreement (the “MSA”) dated July 7, 2011 between NIIT Media Technologies, LLC (“NIIT”) as “Provider” and Morris Publishing Group (“MPG”) and Morris Communications Company, LLC (“MCC”) jointly as the “Customer” pursuant to which NIIT will provide to MPG and its Subsidiaries some of the services historically performed by Morris Communications and MStar;

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Suspension of Services.  From and after the date hereof, the Schedule 1.1 of the Agreement is hereby amended by adding the following at the end thereof:

Notwithstanding the foregoing description of services, services under this Agreement shall be suspended over time in phases to coincide with the provision of such services by NIIT under the MSA.

SECTION 2. Reference to and Effect Upon the Management and Services Agreement.  Except as specifically amended hereby, each of the parties hereto hereby acknowledges and agrees that all terms and conditions contained in the Agreement, as amended hereby, shall remain in full force and effect.  Each of the parties hereto hereby confirm that the Agreement, as amended hereby, is in full force and effect.

SECTION 3. Execution in Counterparts.  This Fifth Amendment may be executed and delivered in any number of counterparts (including delivery by facsimile or portable document format (PDF)), each of which will be deemed an original, but all of which together will constitute one and the same instrument.

SECTION 4. Integration.  The Agreement, as amended by this Fifth Amendment, constitutes the sole and entire agreement of the parties to this Fifth Amendment with respect to the subject matter contained herein and therein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

SECTION 5. Severability.  Wherever possible, each provision of this Fifth Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Fifth Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Fifth Amendment or the Agreement.

SECTION 6. Governing Law.  The construction, validity and enforceability of this Fifth Amendment shall be governed by the laws of the State of Georgia, without regard to its conflicts of laws principles.

SECTION 7. Headings.  Section headings in this Fifth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fifth Amendment for any other purposes.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

MORRIS COMMUNICATIONS COMPANY, LLC

By:	/s/
Name:
Title:

MSTAR SOLUTIONS, LLC

By:	/s/
Name:
Title:

MORRIS PUBLISHING GROUP, LLC

By:	/s/
Name:
Title: